UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2013

American Airlines Group Inc.

American Airlines, Inc.

US Airways Group, Inc.

US Airways, Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware Delaware	1-8400 1-2691 1-8444 1-8442	75-1825172 13-1502798 54-1194634 53-0218143
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas 4333 Amon Carter Blvd., Fort Worth, Texas 111 West Rio Salado Parkway, Tempe, Arizona 111 West Rio Salado Parkway, Tempe, Arizona	76155 76155 85281 85281
(Address or principal executive offices)	(Zip Code)

(817) 963-1234

(817) 963-1234

(480) 693-0800

(480) 693-0800

(Registrant’s telephone number)

American Airlines Group Inc. was formerly known as AMR Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on November 29, 2011, AMR Corporation (renamed American Airlines Group Inc., the “Company”), its principal subsidiary, American Airlines, Inc., and certain of the Company’s other direct and indirect domestic subsidiaries (collectively, the “Debtors”), filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On October 21, 2013, the Bankruptcy Court entered an order (the “Confirmation Order”) approving and confirming the Debtors’ fourth amended joint plan of reorganization (the “Plan”).

On December 9, 2013 (the “Effective Date”), the Debtors consummated their reorganization pursuant to the Plan, principally through the transactions contemplated by that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of February 13, 2013, by and among the Company, AMR Merger Sub, Inc. (“Merger Sub”) and US Airways Group, Inc. (“US Airways Group”), pursuant to which Merger Sub merged with and into US Airways Group (the “Merger”), with US Airways Group surviving as a wholly-owned subsidiary of the Company following the Merger. Pursuant to the Merger Agreement, each share of common stock, par value $0.01 per share, of US Airways Group was converted into the right to receive one share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”).

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2013. The first amendment to the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 16, 2013, the second amendment to the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 12, 2013, and the third amendment to the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2013. Copies of the Plan and Confirmation Order were filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2013.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K with regard to the Company’s acquisition of US Airways Group pursuant to the Merger is incorporated herein by reference to this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, in connection with the Chapter 11 Cases trading in the Company’s common stock and certain debt securities on the New York Stock Exchange (“NYSE”) was suspended on January 5, 2012, and the Company’s common stock and such debt securities were delisted by the SEC from the NYSE on January 30, 2012. On January 5, 2012, the Company’s common stock began trading under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.

On the Effective Date, the Company Common Stock (CUSIP 02376R102) was authorized for trading and listed on the NASDAQ Global Select Market under the symbol AAL and the Company ceased trading on the OTCQB marketplace. In addition, the Company’s Series A Convertible Preferred Stock, par value $0.01 (CUSIP 02376R201), was authorized for trading and listed on the NASDAQ Global Select Market under the symbol AALCP.

In addition, and in connection with the completion of the Merger, US Airways Group requested that the NYSE suspend trading in the US Airways Group common stock, par value $0.01 per share (the “US Airways Group Common Stock”), prior to the opening of the market on December 9, 2013. US Airways Group also requested that the NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the US Airways Group Common Stock from the NYSE and terminate registration of the US Airways Group Common Stock under Section 12(b) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

On December 9, 2013, the Company announced that it had consummated the Plan and completed the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On December 9, 2013, the Company issued a press release updating investors on the Plan’s equity distribution process.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release announcing the closing of the Merger and consummation of the Plan.

99.2	Press release regarding distribution matters.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines Group Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Vice President

Dated: December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/Kenneth W. Wimberly
Kenneth W. Wimberly
Vice President

Dated: December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

/s/ Derek Kerr
Derek Kerr
Chief Financial Officer

Dated: December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

/s/ Derek Kerr
Derek Kerr
Chief Financial Officer

Dated: December 9, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press release announcing the closing of the Merger and consummation of the Plan.

99.2	Press release regarding distribution matters.